KBS Strategic Opportunity REIT







KBS Strategic Opportunity REIT

Valuation and Portfolio Update

November 15, 2018

Forward-Looking Statements

KBS Strategic Opportunity REIT

The information contained herein should be read in conjunction with, and is qualified by, the information in the KBS Strategic Opportunity REIT, Inc. ("KBS Strategic Opportunity REIT") Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Commission Exchange (the "SEC") on March 9, 2018 (the "Annual Report"), and in KBS Strategic Opportunity REIT's Quarterly Report on Form 10-Q for the period ended September 30, 2018, filed with the SEC on November 9, 2018, including the "Risk Factors" contained therein. For a full description of the limitations, methodologies and assumptions used to value KBS Strategic Opportunity REIT's assets and liabilities in connection with the calculation of KBS Strategic Opportunity REIT's estimated value per share, see KBS Strategic Opportunity REIT's Current Report on Form 8-K, filed with the SEC on November 14, 2018.

Forward-Looking Statements

Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. KBS Strategic Opportunity REIT intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of KBS Strategic Opportunity REIT and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Further, forward-looking statements speak only as of the date they are made, and KBS Strategic Opportunity REIT undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements.

The valuation methodology for certain of KBS Strategic Opportunity REIT's real estate investments assumes that its properties realize the projected cash flows and exit cap rates and that investors would be willing to invest in such properties at cap rates equal to the cap rates used in the valuation. Though the appraisals and valuation estimates used in calculating the estimated value per share are Duff & Phelps, LLC ("Duff & Phelps") and Colliers International Valuation & Advisory Services, LLC's ("Colliers") best estimates as of September 30, 2018, and/or KBS Strategic Opportunity REIT's and KBS Capital Advisors LLC's ("the Advisor") best estimates as of November 12, 2018, KBS Strategic Opportunity REIT can give no assurance that these estimated values will be realized by KBS Strategic Opportunity REIT. These statements also depend on factors such as future economic, competitive and market conditions, KBS Strategic Opportunity REIT's ability to maintain occupancy levels and rental rates at its properties, and other risks identified in Part I, Item IA of KBS Strategic Opportunity REIT's Annual Report on form 10-K for the year ended December 31, 2017, and its subsequent quarterly reports. Actual events may cause the value and returns on KBS Strategic Opportunity REIT's investments to be less than that used for purposes of KBS Strategic Opportunity REIT's estimated value per share.

Portfolio Overview

KBS Strategic Opportunity REIT

Total Acquisitions/Originations[1]:	**$1,872,363,000**
Current Portfolio Cost Basis[2]:	**$1,284,100,000** *19 Equity Assets* *1 Debt Asset*
November 2018 Estimated Value of Portfolio[3]:	**$1,407,745,000**
SOR Equity Raised[4]:	**$ 561,749,000**
Real Estate Leverage[5]:	**58%**
Percent Leased as of 9/30/18[6]:	**84%**
Occupancy at Acquisition[6]:	**78%**

[1] Represents acquisition price (excluding closing costs) of real estate, loans, and debt and equity securities acquired since inception (including investments which have been disposed), adjusted for KBS Strategic Opportunity REIT's share of consolidated and unconsolidated joint ventures. This total is $2,063,360,000 including our partners' shares of consolidated and unconsolidated joint ventures. Subsequent to acquisition, KBS Strategic Opportunity REIT foreclosed on or otherwise received title to the properties securing five of its original debt investments, all of which were non-performing loans at the time of acquisition.

[2] Represents cost basis, which is acquisition price (net of closing credits and excluding closing costs) plus capital expenditures and allocated cost for acquisitions of minority interests in joint ventures, for real estate and debt and equity securities in the portfolio as of September 30, 2018, adjusted for KBS Strategic Opportunity REIT's share of consolidated and unconsolidated joint ventures. This total is $1,495,980,000 including our partners' shares of consolidated and unconsolidated joint ventures.

[3] Value as of September 30, 2018, and is the net total of real estate, debt and equity securities, investments in unconsolidated JVs and minority interest as shown on page 5.

[4] Represents gross offering proceeds from the sale of common stock in the primary portion of KBS Strategic Opportunity REIT's initial public offering.

[5] As of September 30, 2018, KBS Strategic Opportunity REIT's consolidated borrowings, net of unrestricted and restricted cash was approximately 58% of the value of consolidated properties.

[6] Leased percentage, for all consolidated and unconsolidated properties in the portfolio as of September 30, 2018, excluding the National Industrial Portfolio which is an unconsolidated JV investment. Includes future leases that have been executed but had not yet commenced as of September 30, 2018.

Valuation[1]

- Estimated value per share[2] calculated using information as of September 30, 2018
  - *Net asset value; no enterprise (portfolio) premium or discount applied*
  - *Considered potential participation fee that would be due to the advisor in a hypothetical liquidation if the required shareholder return thresholds are met.*
  - *Adjusted for a special dividend of $2.95 to shareholders of record authorized on November 12, 2018*
- KBS Strategic Opportunity REIT followed the IPA Valuation Guidelines, which included independent third-party appraisals for all of its consolidated properties and two of its unconsolidated joint venture investments in real estate properties. Duff & Phelps and Colliers were engaged to provide appraisals of the estimated market values of real estate assets. Duff & Phelps provided appraisals of all investments in consolidated real estate properties (excluding undeveloped land and 1 property under sale contract as of September 30, 2018[3]), 110 William Street and 353 Sacramento, and Colliers provided appraisals of all investments in undeveloped land. The appraisals were performed in accordance with the Code of Professional Ethics and Standards of Profession Practice set forth by the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice (USPAP).
  - *The valuation of the Company's real estate properties were based on appraisals of such investments performed by third-party valuation firms, with the exception of the 1 property under sale contract which was valued at contractual sale price less estimated seller concessions.*
- Non-controlling interest liability due to our joint venture partners calculated by assuming a hypothetical liquidation of the underlying real estate properties at their current appraised values and the payoff of any related debt at its fair value, based on the profit participation thresholds contained in the joint venture agreements.

[1] For more information, see KBS Strategic Opportunity REIT's Current Report on Form 8-K filed with the SEC on November 14, 2018.
[2] The estimated value of the REIT's assets less the estimated value of the REIT's liabilities, divided by the number of shares outstanding, all as of September 30, 2018.
[3] Value of the 1 property is equal to the contractual sale price less estimated seller concessions.

Valuation[1]

KBS Strategic Opportunity REIT

Estimated Value of Portfolio

	As of November 2018[1]	*As of December 2017*[2]
Assets:	**$1.508 Billion**	**$1.861 Billion**
Real Estate (i)	$1.116 Billion (74%)	$1.606 Billion (86%)
Investments in Unconsolidated JVs (i)	$195.9 Million (13%)	$169.8 Million (9%)
Investments in Real Estate Debt & Equity Securities (i)	$116.2 Million (8%)	$ 64.4 Million (3%)
Other Assets[3]	$80.7 Million (5%)	$ 21.0 Million (2%)
Liabilities:	**$823.0 Million**	**$1.081 Billion**
Mortgage and Other Debt	$758.6 Million	$1.016 Billion
Advisor Incentive Fee Potential Liability	$ 33.8 Million	$ 28.4 Million
Other Liabilities[4]	$ 30.6 Million	$ 36.3 Million
Minority Interest in Consolidated JVs (i)	$ 20.0 Million	$ 30.6 Million
Net Equity at Estimated Value	$ 665.5 Million	$ 749.8 Million
Estimated Value of Portfolio (before debt) sum of (i)	**$1.408 Billion**	**$1.810 Billion**

1 Based on data as of September 30, 2018, then adjusted to give effect to the November 12, 2018 authorization of a special dividend of $2.95 per share.
2 Based on data as of September 30, 2017, then adjusted to give effect to a self-tender completed in October 2017 and the December 7, 2017 authorization of a special dividend of $3.61 per share.
3 Includes cash and cash equivalents, restricted cash, rents and other receivables, deposits, prepaid expenses and other assets as applicable.
4 Includes accounts payable, accrued liabilities, security deposits, contingent liabilities, prepaid rent and other liabilities.

Valuation[1]

KBS Strategic Opportunity REIT

On November 12, 2018, KBS Strategic Opportunity REIT's Board approved an estimated value per share as follows:[1]

	Change in Estimated Value Per Share
December 2017 estimated value per share	**$11.50**
Investments	
Real Estate	1.31
Investments in Unconsolidated JVs	0.64
Investments in Real Estate Debt & Equity Securities	(0.04)
Capital Expenditures on Real Estate	(0.66)
Subtotal - Investments	*1.25*
Operating Cash Flows in Excess of Distributions Declared [2]	0.16
Foreign Currency Gain	0.10
Selling, Acquisition, and Financing Costs	(0.19)
Advisor Disposition and Acquisition Fees	(0.11)
Mortgage Debt and Series A Debentures [3]	0.14
Self-Tender Offer Price Discount [4]	0.10
Advisor Participation Fee Potential Liability	(0.10)
Other Changes, Net	0.01
Total Change (before Nov. 12, 2018 Special Distribution)	**1.36**
Nov. 2018 Estimated Share Value (before Nov. 12, 2018 Special Distribution)	**$12.86**
Nov. 12, 2018 Special Distribution	(2.95)
Nov. 2018 Estimated Share Value (after Nov. 12, 2018 Special Distribution)	**$9.91**

[1] Based on the estimated value of KBS Strategic Opportunity REIT's assets less the estimated value of its liabilities, divided by the number of shares outstanding, all as of September 30, 2018, with the exception of an adjustment for the November 12, 2018 authorization of a special dividend of $2.95 per share.

[2] Operating cash flow reflects modified funds from operations ("MFFO") adjusted to deduct capitalized interest expense, real estate taxes, and insurance and add back the amortization of deferred financing costs.

[3] Includes an increase of $0.18 per share resulting from the Israeli bond's quoted market price declining 101.7% of par as of Sept. 30, 2018 vs. 105.2% as of Sept. 30, 2017.

[4] On June 1, 2018, the Company accepted 9,527,724 shares for a price of $10.93 per share or an aggregate of $104.1 million in connection with the self-tender, the result of which increased the estimated value per share as the tender price was less than the estimated value per share.

Real Estate Updates

KBS Strategic Opportunity REIT

Park Highlands Land

The appraised value plus the net sale price for two land sales during the 12 months ending September 30, 2018 resulted in an increase of $45.7 million from the prior year appraised value due to the following:

- ► The market has experienced continued improvement throughout 2018 with current base sales prices of a new home up nearly 18% from last year, earning Las Vegas the highest rising home prices in the country and attributing to the steady increase in land values.
- ► Due to the restrictiveness of infill land opportunities, many of the residential land sales throughout the valley are in master-planned communities. Within the submarket there are only two notable master-planned communities, and approximately 90% of the competing community is now sold or under contract to homebuilders.

Westpark Portfolio

The September 30, 2018 valuation[1] increased $22.5 million from the prior year appraised value due to the following:

- ► The market experienced strong rental rate increases and net absorption, and investor demand remained robust in the Seattle market.
- ► A new lease for 98,514 sq. ft., or approximately 12.6% of the rentable sq. ft., was signed for more than 7 years of term.

125 John Carpenter

The appraised value increased $13.2 million from the prior year appraised value due to the following:

- ► Property has leased up faster and at higher rental rates than previously projected.
- ► The greater Urban Center area of Los Colinas has now realized the completion of several supporting and value accretive developments such as retail and entertainment, which improvements were previously somewhat speculative with regards to timing.

110 William Street (Unconsolidated JV)

The appraised value increased $38.5 million from the prior year appraised value due to the following:

- ► Recent comparable sales reflected a continued increase in investor demand for office properties in Manhattan's financial district.
- ► Rental rates on recent leases at 110 William and at competing properties have resulted in an increase in assumed market rental rates.

353 Sacramento (Unconsolidated JV)

The appraised value increased $21.5 million from the prior year appraised value due to the following:

- ► Since this time last year we have signed 121,658 SF of new leases at rates higher than assumed in the prior year appraisal.
- ► Rental rates continue to rise in San Francisco, so the market rental rate for vacant space has improved by approximately $3/sf in the current appraised value vs. the prior year.

[1] Equals contractual sale price less estimated seller concessions.

Dispositions

KBS Strategic Opportunity REIT

Central Building (Seattle, WA)


CENTRAL BUILDING

Acquisition Date:	July 10, 2013	
Acquisition Price:	$34.5 Million	
Size:	191,784 SF	
Total Investment[1]:	$39.9 Million	
Sale Date:	July 17, 2018	
Sale Price:	$67.4 Million	
Profit / Equity Multiple:	**$27.5 Million**	**3.2x**

Park Highlands Land (Las Vegas, NV)


Northwest Village 1
Northeast Village 2
Bruce Woodbury Beltway
South Village 3
Land Use Legend
Deer Springs Road
Southwest Village 3
Southeast Village 4

Acquisition Date:	December 30, 2011 & December 10, 2013	
Total Acreage Acquired[2]:	1,200 developable	
Acres Sold to Sept. 30, 2018[2]: :	200 developable acres	
Allocated Cost Basis of Sales[3]:	$18.1 Million	
Total Sales to Sept. 30, 2018[4]:	$39.2 Million	
Profit / Equity Multiple:	**$21.1 Million**	**2.2x**

[1] Equals purchase price plus capital expenditures and lease commissions after acquisition.
[2] Acreage is approximate and represents only developable land.
[3] Allocation of costs for the acres sold to September 30, 2018, with such allocation equal to (i) the GAAP cost of sales but excluding capitalized interest, property taxes, and insurance plus (ii) an allocation of the cost to buyout the original joint venture partners.
[4] Equals the total of net sale prices.

Dispositions – Under Contract

Westpark Portfolio (Redmond, WA) - Under Contract

Acquisition Date:	May 10, 2016	
Acquisition Price:	$125.8 Million	
Size:	782,035 SF	
Total Investment[1]:	$144.0 Million	
Sale Date (Estimated):	November 2018	
Sale Price[2]:	$165.5 Million	
Profit / Equity Multiple:	**$21.5 Million**	**1.4x**


Westpark

[1] Equals purchase price plus capital expenditures and lease commissions after acquisition.
[2] Equals contractual sale price less estimated seller concessions.

Dispositions History

KBS Strategic Opportunity REIT

Following is a summary of the REIT's real estate dispositions from inception through September 30, 2018:

Property	Acquisition Date	Disposition Date	Sq. Ft.	Sale Price (1)	Investment Cost Basis at Sale (2)	Sale Price vs. Investment Cost Basis
Roseville	6/27/11	Multiple	113,341	7,989,000	6,022,930	1,966,070
Richardson Portfolio (Consolidated JV)	Multiple	Multiple	151,937	27,848,197	13,252,350	14,595,846
Powers Ferry Landing (6151 & 6201 Bldgs)	9/24/12	10/31/13	246,475	18,540,128	11,856,283	6,683,845
Village Overlook	8/2/10	8/29/14	34,830	1,485,000	2,536,236	(1,051,236)
1635 N. Cahuenga (Consolidated JV)	8/3/11	3/11/15	34,666	16,389,000	8,857,643	7,531,357
Academy Point	11/3/10	9/10/15	92,099	3,500,000	4,599,826	(1,099,826)
Park Highlands	Multiple	Multiple	N/A	39,191,289	18,112,391	21,078,899
50 Congress Street	7/11/13	5/15/17	179,872	78,784,521	55,181,314	23,603,206
SREIT (11 Properties) [3]	Multiple	11/8/17	3,103,313	795,385,695	670,876,898	124,508,797
Central Building	7/10/13	7/17/18	193,968	67,351,484	39,873,064	27,478,420
Total			**4,150,501**	**1,056,464,313**	**831,168,937**	**225,295,377**

[1] Equals the sale price, net of seller concessions, without adjustment for joint venture partners' share of consolidated joint ventures. Excludes selling costs and fees.
[2] Equals the acquisition price (excluding acquisition costs and fees) plus capital expenditures and allocated cost for acquisitions of minority interests in joint ventures, without adjustment for joint venture partners' share of consolidated joint ventures. Excludes selling costs and fees.
[3] Reflects sale of 11 properties to subsidiaries of Keppel-KBS US REIT, a then newly formed Singapore real estate investment trust (the "SREIT") which was listed on the Singapore Stock Exchange. For further information, please see KBS Strategic Opportunity REIT's Current Report on Form 8-K filed with the SEC on November 9, 2017.

Recent Acquisition

KBS Strategic Opportunity REIT





Marquette Plaza

Location:	Minneapolis, MN
Acquisition date:	March 1, 2018
Purchase price:	$88.3 Million
Price per square foot:	$169
Buildings:	1
Floors:	15
Size:	522,656 SF
Year built/renovated:	1972 / 2002
% Leased at acquisition:	70%
% Leased at Sept. 30, 2018:	76%
Avg. below market rental rate at acquisition	13%

- Architectural landmark with a building facade of a unique arch design with an aluminum and glass curtain wall featuring granite cladding
- Located on 2.5 acres of land that includes an expansive 1.5 acre park, the largest green space in the Minneapolis CBD submarket
- 232-stall underground parking garage
- Direct connection to the Skyway, an enclosed sidewalk covering 9.5 miles in downtown Minneapolis

Recent Acquisition

KBS Strategic Opportunity REIT

City Tower

Location:	Orange, CA
Acquisition date:	March 6, 2018
Purchase price:	$147.1 Million
Price per square foot:	$341
Buildings:	1
Floors:	21
Size:	431,007 SF
Year built:	1988 / 2015
% Leased at acquisition:	76%
% Leased at Sept. 30, 2018:	81%
Avg. below market rental rate at acquisition	10%



- Current amenities include a cafe and a Zagster bike sharing service
- Developed in 1988 and partially renovated in 2015
- Tallest building in the Central Orange County submarket and the third tallest in Orange County
- Provides tenants with convenient access to freeways, housing and walkable retail and entertainment amenities

Recent Acquisition

Eight & Nine Corporate Center

Location:	Franklin, TN
Acquisition date:	June 8, 2018
Purchase price:	$73.0 Million
Price per square foot:	$234
Buildings:	2
Floors:	5 / 5
Size:	311,864 SF
Year built:	2007
% Leased at acquisition:	82%
% Leased at Sept. 30, 2018:	71%
Avg. below market rental rate at acquisition	12%

- Located within the prominent 1 million square foot Corporate Center master-planned office park in Nashville submarket
- Opportunity to lease up current vacant space, and roll rents up to market. Underwriting projected the occupancy declining to current level, following known vacates
- Competes well in a tight, growing market
- Quality rent roll



Portfolio Summary

KBS Strategic Opportunity REIT

Following is a summary of the REIT's investment portfolio at September 30, 2018:

Property	Type	Location	Acq. Date	Sq. Ft.	% Ownership	Sept. 2018 Cost Basis (1)	Sept. 2018 Leased Occupancy (2)	Acquisition Leased Occupancy (2)	Change in Economic Occupancy
Wholly-Owned Properties:									
Park Highlands	Land	Las Vegas, NV	Dec-11	N/A	100.0%	68,652,489	N/A	N/A	N/A
1180 Raymond	Apartment	Newark, NJ	Mar-12	268,688	100.0%	36,835,397	95.3%	72.0%	23.3%
Austin's Park Centre	Office	Austin, TX	Mar-13	203,193	100.0%	36,309,875	52.6%	75.0%	-22.4%
Westpark Portfolio	Office	Redmond, WA	May-16	778,472	100.0%	143,966,706	96.1%	82.0%	14.1%
Crown Pointe	Office	Dunwoody, GA	Feb-17	509,792	100.0%	93,493,159	76.1%	72.0%	4.1%
125 E John Carpenter	Office	Dallas, TX	Sep-17	445,317	100.0%	87,060,700	86.1%	84.0%	2.1%
City Tower	Office	Orange, CA	Mar-18	435,177	100.0%	151,121,086	81.0%	76.0%	5.0%
Marquette Plaza	Office	Minneapolis, MN	Mar-18	522,656	100.0%	91,008,943	75.8%	70.0%	5.8%
8 & 9 Corporate Centre	Office	Franklin, TN	Jun-18	311,864	100.0%	74,459,155	71.4%	82.0%	-10.6%
Consolidated JV Properties:									
Richardson Portfolio	Office	Richardson, TX	Multiple	569,980	90.0%	61,666,438	77.0%	49.0%	28.0%
The Burbank Collection	Retail	Burbank, CA	Dec-12	39,035	90.0%	18,806,736	89.5%	57.0%	32.5%
424 Bedford	Apartment	Brooklyn, NY	Jan-14	49,220	90.0%	41,392,084	92.4%	97.0%	-4.6%
Unconsolidated JV Properties:									
353 Sacramento	Office	San Francisco, CA	Jul-16	284,751	55.0%	189,521,372	81.2%	85.0%	-3.8%
110 William JV	Office	New York, NY	May-14	928,157	60.0%	286,022,548	97.8%	97.0%	0.8%
NIP JV [(3)]	Industrial	Multiple	May-12	N/A	N/A	1,476,071	N/A	N/A	N/A
Total - Real Estate Including Partners' Shares of Joint Ventures				**5,346,302**		**1,381,792,760**	**84.4%**	**78.0%**	**6.4%**
Real Estate Debt & Equity Securities:									
Real Estate Debt Securities						17,500,000			
Real Estate Equity Securities						96,687,483			
Total - Debt & Equity Securities						**114,187,483**			
Total - Investment Portfolio Including Partners' Shares of Joint Ventures						**1,495,980,243**			
Less: Partners' Shares of Joint Ventures						**(211,880,162)**			
Total - Investment Portfolio Excluding Partners' Shares of Joint Ventures						**1,284,100,080**			

[1] Represents cost basis, which is acquisition price (excluding acquisition costs and fees) plus capital expenditures and allocated cost for acquisitions of minority interests in joint ventures, without adjustment for joint venture partners' share of consolidated and unconsolidated joint ventures.

[2] Includes future leases that had been executed but not yet commenced as of September 30, 2018.

[3] Represents a minority interest in the National Industrial Portfolio joint venture which originally owned 23 industrial properties and a master lease with respect to another industrial property encompassing 11.4 million square feet. Since the investment is a minority interest, and the joint venture's square footage and occupancy would skew KBS Strategic Opportunity REIT's portfolio totals and weighted-averages, this joint venture's square footage and occupancy is excluded.

May 2018 Self-Tender Offer

KBS Strategic Opportunity REIT

- Self-tender offer was originally for up to 8,234,217 shares of the Company’s outstanding common stock, or approximately $90 million
- Due to demand, additional funds were made available and the final self-tender amount was approximately $104.1 million excluding fees and expenses related to the tender offer
- 96.2% of the requests were fulfilled
- Purchase price of $10.93 per share
- Self-tender offer expired on May 18, 2018
- Self-tender resulted in an overall increase in estimated value per share to existing shareholders of $0.10, as shares were purchased from the shareholders at a discount to the then current estimated value per share of $11.50

Redemption Liquidity Provided

KBS Strategic Opportunity REIT

	Limit Based on Prior Year DRP	Redemptions Requested	Requests Fulfilled	Percentage Fulfilled
Recent Liquidity ($ in millions)				
September 2015 (12 mo. Ended):	$9.9	$25.6	$25.6	100%
September 2016 (12 mo. Ended):	$13.5	$37.5	$37.5	100%
October 2017[1, 2] (13 mo. Ended):	$12.6	$94.9	$81.0	85%
September 2018[1] (11 mo. Ended):	$8.7	$135.0	$121.0	90%

Total Redemptions ($): $272.3 million

Original Equity Invested ($): $637.2 million[3]

Percent of Original Equity Redeemed ($): 42.7%

Percent of Shares Redeemed: 35.5%

[1] Includes redemptions under the share redemption program and redemptions processed under the self-tender offers.
[2] Excludes share redemption requests which were unredeemed as of the tender offer date as those shareholders were able to submit their request in the tender offer process. Includes the full $80 million of tender offer requests received and the $66 million fulfilled.
[3] Through September 30, 2018 and including dividend reinvestment proceeds.

Distribution History[1]

KBS Strategic Opportunity REIT

Record Dates	Amount/Share	Reason
2011 Total	$0.30000000	Estimated increase in portfolio value
2012 Total	$0.40000000	(i) Estimated increase in portfolio value as supported by BOVs, (ii) gain on sales of Roseville properties, and (iii) gain from paying off a loan at a discount
2013 Total	$0.44153498	100% of forecasted taxable income, including a gain on a property sale, for 2013
2014 Total	$0.26294507	Based on Board's determination of available cash flow; 2.625% Annualized [2]
2015 Total	$0.37500000	Based on Board's determination of available cash flow; 3.75% Annualized [2]
2016 Total	$0.37500000	Based on Board's determination of available cash flow; 3.75% Annualized [2]
2017 Total	$0.28047945	Based on Board's determination of available cash flow; 3.75% Annualized [2]
2018 Total	$0.04792500	Based on Board's determination of available cash flow; 1.00% Annualized [2]
SUBTOTAL [3]	**$2.48**	

2017 & 2018 Special Distributions

12/7/2017	$3.61	Gain on sale of the Singapore Portfolio (20% paid in cash, 80% paid in stock)
11/12/2018	$2.95	Gain on sale and transfer of properties (20% paid in cash, 80% paid in stock)
TOTAL DISTRIBUTIONS	**$9.04**	

[1] Based on all distributions authorized as of November 12, 2018.
[2] Annualized rate based on the $10.00 per share initial public offering price less special distributions. Not based on the current or historical estimated values per share.
[3] Subtotal excludes the special distributions authorized on December 7, 2017 and November 12, 2018.

Estimated Value Changes, Since Inception, Excluding 2017 & 2018 Special Dividends

KBS Strategic Opportunity REIT



$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
Offering Price
$10.00
$8.89
$8.17
$11.27
$12.24
$13.44
$14.81
$15.11(1)
$16.82 (2)
Offering and Acquisition Period
Asset Management Period
Offering Price
Net Offering Proceeds
Dollars in the Ground
MAR. 2014 NAV
DEC. 2014 NAV
DEC. 2015 NAV
DEC. 2016 NAV
DEC. 2017 NAV
Nov. 2018 NAV

[1] Equals the December 7, 2017 estimated value per share, before adjustment for the special distribution authorized on that date.

[2] Represents the November 12, 2018 estimated value per share adjusted to exclude the impact of the December 7, 2017 and November 12, 2018 special dividends. The calculation of value as of November 12, 2018 assumes a cash investor held 1 share on December 6, 2017 and elected 20% cash and 80% stock for each of the December 7, 2017 and November 12, 2018 special dividends, which stock dividends would be at a rate of 0.2509 and 0.2381 shares per share of common stock outstanding for these two special dividends, respectively, for a cumulative total of 0.5488 additional shares after compounding as of November 12, 2018. Thus, the November 12, 2018 estimated value per share of $9.91 times 1.5488 shares plus $1.47 of cash dividends related to the December 7, 2017 and November 12, 2018 special dividends equals the $16.82 shown above.

Stockholder Performance

KBS Strategic Opportunity REIT

KBS Strategic Opportunity REIT is providing this estimated value per share to assist broker dealers that participated in its initial public offering in meeting their customer account statement reporting obligations. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. KBS Strategic Opportunity REIT can give no assurance that:

- a stockholder would be able to resell his or her shares at this estimated value per share;
- a stockholder would ultimately realize distributions per share equal to KBS Strategic Opportunity REIT's estimated value per share upon liquidation or sale of KBS Strategic Opportunity REIT;
- KBS Strategic Opportunity REIT's shares of common stock would trade at the estimated value per share on a national securities exchange;
- an independent third-party appraiser or other third-party valuation firm would agree with KBS Strategic Opportunity REIT's estimated value per share; or
- the methodology used to estimate KBS Strategic Opportunity REIT's value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements.

Further, the estimated value per share as of November 12, 2018 is based on the estimated value of KBS Strategic Opportunity REIT's assets less the estimated value of KBS Strategic Opportunity REIT's liabilities, or net asset value, divided by the number of shares outstanding as of September 30, 2018, with the exception of an adjustment for the November 12, 2018 authorization of a special distribution of $2.95 per share. The estimated value per share is $9.91 per share after adjusting for the November 12, 2018 authorization of a special dividend of $2.95 per share, for a total value of $12.86 per share.

Stockholder Performance

Hypothetical Performance of First and Last Investors

$10.00 Offering Price


Value Breakdown for First Cash Investor
(at Escrow Break April 19, 2010)
$10.00
$12.41
$13.56
$15.12
$16.87
$17.54
$19.30
$10.00
$11.27
$12.24
$13.44
$14.81
$11.50
$9.91
$2.89
$5.44
$0.72
$1.47
$1.14
$1.32
$1.68
$2.06
$2.43
$2.48
Cash/Stock Distributions $9.39
Offering Price
Mar-14
Dec-14
Dec-15
Dec-16
Dec-17
Nov-18
Estimated Value Per Share
Cumulative Stock Dividend Value
Dec. 2017 & Nov. 2018 Special Dividends (Cash Portion)
Cumulative Cash Dividends (Excluding Dec. 2017 & Nov. 2018 Special Dividends)


Value Breakdown for Last Cash Investor
(at Offering Close Nov. 14, 2012)
$10.00
$11.71
$12.86
$14.42
$16.17
$16.84
$18.60
$10.00
$11.27
$12.24
$13.44
$14.81
$11.50
$9.91
$2.89
$5.44
$0.72
$1.47
$0.44
$0.62
$0.98
$1.36
$1.73
$1.78
Cash/Stock Distributions $8.69
Offering Price
Mar-14
Dec-14
Dec-15
Dec-16
Dec-17
Nov-18
Estimated Value Per Share
Cumulative Stock Dividend Value
Dec. 2017 & Nov. 2018 Special Dividends (Cash Portion)
Cumulative Cash Dividends (Excluding Dec. 2017 & Nov. 2018 Special Dividends)

"Valuation Information" for a first cash investor assumes all distributions received in cash and no share redemptions and reflect the cash payment amounts (all distributions paid since inception) per share for a hypothetical investor who invested on or before escrow break and consequently has received all distributions paid by the REIT. "Cumulative distributions" for a first cash investor and a last cash investor assumes all distributions received in cash (except for stock portion of special distributions) and no share redemptions, and reflect the cash payment amounts (all distributions paid or declared since investment) per share for a hypothetical investor who invested on April 19, 2010, and November 14, 2012, respectively. The "offering price" of $10.00 reflects the maximum per share purchase price in the primary initial public offering.

Nov. 12, 2018 Special Dividend

KBS Strategic Opportunity REIT

The November 12, 2018 authorization of a special dividend was a result of the REIT's estimates for a significant amount of taxable capital gains from property sales expected to close during 2018 and a transfer of a significant amount of Park Highlands land acreage into a taxable REIT subsidiary (a taxable event) in anticipation of future sales to third parties. As a result of the taxable capital gains, the REIT has authorized to pay a special dividend to stockholders.

- Special dividend of $2.95 per share payable to stockholders of record as of November 12, 2018
- Special dividend will be paid in December 2018
- Stockholders can elect 100% Stock or 100% Cash; the Default election will be 100% Cash
- Because the aggregate amount of cash to be distributed by the REIT cannot exceed 20% of the total special dividend, the likely result of a cash election or default election is the receipt of approximately 20% cash and 80% shares of common stock, unless a significant number of stockholders elect to receive 100% stock.
- Stockholders will receive election forms in November 2018 and must return them to the REIT's transfer agent by midnight CST on December 7, 2018, if they elect for a 100% stock distribution.
- The special dividend is ineligible for reinvestment through the Dividend Reinvestment Plan.
- Elections for 100% stock for custodial held accounts require the custodian's approval
- The special dividend payment, including both cash and stock, will generally be taxed as a capital gain distribution. The tax due may exceed the amount of cash, if any, distributed to each stockholder as part of the special dividend. Stockholders are advised to consult their tax advisors regarding the tax consequences of the special dividend.

Nov. 12, 2018 Special Dividend

KBS Strategic Opportunity REIT

Client account statements will reflect a value of $9.91 as of November 30, 2018, which is the November 2018 estimated value per share after the November 12, 2018 special dividend of $2.95 per share.

Only the cash portion of the special dividend ultimately impacts the value of shares held in a client's account, as the stock distribution increases the number of shares owned and decreases the value of each share but does not impact the total account value. The following illustrates the approximate pre- and post-special dividend value of an account originally holding 1 share for which a cash election is made for the special dividend.[1]

	Estimated Value Per Share	Total Shares	Total Share Value	Cash Dividends	Total Account Value
November 12, 2018 Before Special Dividend	**$12.86**	**1.0000**	**$12.86**		**$12.86**
November 12, 2018 Special Dividend [(1)]					
Cash Dividend	($0.59)		($0.59)	$0.59	
Stock Dividend Value[(2)]	($2.36)	0.2381	$0.00		
November 12, 2018 After Special Dividend	**$9.91**	**1.2381**	**$12.27**	**$0.59**	**$12.86**

1 Assumes the shareholder receives 20% of the special dividend in cash and 80% in stock. If a significant number of investors elect all stock, a cash electing investor may receive more than 20% of the special dividend in cash.
2 Assumes 0.2381 shares received in the special stock dividend per share of common stock outstanding.

Stockholder Performance Illustration

KBS Strategic Opportunity REIT

Since special dividends were declared on December 7, 2017 and November 12, 2018, a comparison of the estimated value per share over time is no longer a fair reflection of stockholder performance.

The following illustration shows the performance of the first cash investor who bought 1 share, who received 20% of the special dividends on December 7, 2017 and November 12, 2018 in cash and 80% in stock, to focus on the performance of both the share and account value.

	Estimated Value Per Share	Total Shares	Total Share Value	Cash Dividends	Total Account Value
Offering Price	**$10.00**	**1.0000**	**$10.00**		**$10.00**
Estimated Value Per Share Increase	$5.11		$5.11		$5.11
Cash Dividends to December 7, 2017				$2.43	$2.43
December 7, 2017 Before Special Dividend	**$15.11**	**1.0000**	**$15.11**	**$2.43**	**$17.54**
December 2017 Special Dividend (1)					
Cash Dividend	($0.72)		($0.72)	$0.72	$0.00
Stock Dividend Value (2)	($2.89)	0.2509	$0.00		$0.00
December 7, 2017 After Special Dividend	**$11.50**	**1.2509**	**$14.39**	**$3.15**	**$17.54**
Estimated Value Per Share Increase	$1.36		$1.71		$1.71
Cash Dividends to November 12, 2018				$0.05	$0.05
November 12, 2018 Special Dividend (1)					
Cash Dividend	($0.59)		($0.75)	$0.75	$0.00
Stock Dividend Value (2)	($2.36)	0.2979	$0.00		$0.00
November 12, 2018 After Special Dividend (2)	**$9.91**	**1.5488**	**$15.35**	**$3.95**	**$19.30**

1 Assumes the shareholder receives 20% of the special dividend in cash and 80% in stock. If a significant number of investors elect all stock, a cash electing investor may receive more than 20% of the special dividend in cash.
2 Assumes a stock dividend rate of 0.2509 and 0.2381 shares per share of common stock outstanding, for the December 7, 2017 and November 12, 2018 special dividends, respectively, for a cumulative of 0.5488 additional shares after compounding as of November 12, 2018.

2019 Goals & Objectives

KBS Strategic Opportunity REIT

- ✓ Potential Enhanced Liquidity
- ✓ Additional Lease Up of the Portfolio
- ✓ Additional Acquisitions
- ✓ Strategic Dispositions
- ✓ Conversion to Daily NAV REIT

KBS Strategic Opportunity REIT

Thank you!

For more information, please contact your financial advisor or KBS Capital Markets Group at (866) 527-4264.

KBS Capital Markets Group
Member FINRA & SIPC

800 Newport Center Drive, Suite 700
Newport Beach, CA 92660
www.kbs-cmg.com

